United States SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 9, 2009

FNB BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

          FNB Bancorp (Bulletin Board: FNBG), parent company of First National Bank of Northern California, today announced financial highlights of operating results for the quarter ended December 31, 2008.

          A copy of the News Release issued by the registrant on February 9, 2009, is attached to this report as Exhibit 99.69 and is incorporated here by reference.

Item 9.01.    Financial Statements and Exhibits.

          (c)     Exhibits

99.69	News Release dated February 9, 2009, announcing financial highlights of operating results for the quarter ended December 31, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: February 9, 2009.	By:	/s/ Dave A. Curtis

Dave A. Curtis
Senior Vice President and
Chief Financial Officer